EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Annual Report on Form 10-K of Brainstorm Cell Therapeutics Inc.(the “Company”) for the year ended December 31, 2015, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K for the year ended December 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 9, 2016		/s/ Yoram Bibring
	Name:	Yoram Bibring
	Title:	Chief Financial Officer (Principal Financial Officer)